OMB APPROVAL OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2006

eRoomSystem Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31037	87-0540713
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1072 Madison Ave., Lakewood, NJ		08701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(732) 730-0116

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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OMB APPROVAL OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

eRoomSystem Technologies, Inc. announced its results for the three months ended March 31, 2006 in the attached press release.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

	Exhibit No.	Description

	99	Press release describing financial results for the three months ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc.
(Registrant)

Date: May 17, 2006
	By:	/s/ David A. Gestetner
David A. Gestetner
	Its:	Chief Executive Officer and President

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